                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                         Date of report; July 26, 1999
                       (Date of earliest event reported)

                          Sizzler International, Inc.
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

     Delaware                      1-10711                   95-4307254
     ---------                     -------                   ----------
(State of Incorporation)     (Commission File No.)    (IRS Employer Identification Number)

         6101 West Centinela Avenue, Suite 200, Culver City, CA 90230
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)

                                (310) 568-0135
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

          On July 26, 1999 Sizzler International, Inc. (the "Registrant") disseminated a press release relating to the retirement of its Chairman of the Board of Directors which press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
-----------    -----------
99.1           Press Release dated July 26, 1999.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            Sizzler International, Inc.



                                            By:  /s/ Ryan S. Tondro
                                             -----------------------------
                                             Name:   Ryan S. Tondro
                                             Title:  Vice President and
                                                     Chief Financial Officer

Dated: July 26, 1999